EXHIBIT 99.1

FIFTH AMENDED AND RESTATED
LONG-TERM INCENTIVE PLAN
(Amended and Restated as of May 20, 2009)

Section 1. Purpose and Effect of the Plan.  This Long-Term Incentive Plan (the “Plan”) is intended to promote the interests of AirTran Holdings, Inc., a Nevada corporation (the “Company”) and its stockholders by linking the personal interests of its employees, officers, consultants, independent contractors and directors to the Company's shareholders and by providing such persons with an incentive for outstanding performance.  The Plan is also intended to aid the Company in competing with other enterprises for the services of new executives and key employees needed to help insure continued success of the Company.  Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers, directors, independent contractors and consultants.

Section 2. Effective Date; Term of Plan.  The Plan became effective on January 23, 2002, the date it was approved by the Board.  The Plan initially was approved by the shareholders of the Company on May 15, 2002.  The First Amended and Restated Plan became effective January 1, 2005, and was approved by the Board and the shareholders of the Company.  The Second Amended and Restated Plan became effective on May 24, 2006, and was approved by the Board and the shareholders of the Company.  The Third Amended and Restated Plan was adopted by the Board on March 28, 2007, and did not require shareholder approval.  The Fourth Amended and Restated Plan became effective May 20, 2009 and was approved by the Board, and was subsequently approved by the shareholders of the Company, on May 20, 2009.  The Fifth Amended and Restated Plan was approved by the Board on May 20, 2009 and did not require shareholder approval.  The Plan shall expire on January 23, 2019, unless sooner terminated as provided in Section 25 hereof.

Section 3. Definition of Terms.  In addition to words and terms that may be defined elsewhere in the Plan, the following words and terms as used in the Plan shall have the following meanings unless the context or use fairly indicates another or different meaning or intent, which definitions shall be equally applicable to both the singular and plural forms of such words and terms.

A. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

B. “Award Agreement” shall mean any written agreement, contract, notice to Participant or other instrument or document evidencing an Award.

C. “Board” shall mean the board of directors of the Company.

D. A “Change of Control” will be deemed to have occurred with respect to an Award in the event that, after the grant of such Award, any of the following events shall have occurred:

(i)
Any Person, or Persons acting together that would constitute a “group” (a “Group”), for purposes of Section 13(d) of the Exchange Act together with any Affiliates or Related Persons of such Affiliates (as defined in Rule 1b-2 promulgated under the Exchange Act) thereof (other than any employee stock ownership plan), beneficially owns 20% or more of the total voting power of all classes of Voting Stock of the Company;

(ii)
Any Person or Group, together with any Affiliates or Related Persons thereof, succeeds in having a sufficient number of its nominees elected to the Board such that such nominees, when added to any existing director remaining on the Board after such election who is an Affiliate or Related Persons of such Person or Group, will constitute a majority of the Board;

(iii)
There occurs any transaction, or series of related transactions, and the beneficial owners of the Voting Stock of the Company immediately prior to such transaction (or series) do not, immediately after such transaction (or series) beneficially own Voting Stock representing more than 50% of the voting power of all classes of Voting Stock of the Company (or in the case of a transaction (or series) in which another entity becomes a successor to the Company, of the successor entity); or,

(iv)
Any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (determined on a consolidated basis) in one transaction or a series of related transactions other than a transfer to one or more wholly-owned subsidiaries of the Company.

(v)	The Company shall cease to own a majority of the capital stock of its operating subsidiaries including AirTran Airways, Inc.

E. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations and official guidance issued thereunder.

F. “Committee” shall have the meaning set forth in Section 4 hereof.

G. “Common Stock” shall mean the common stock of the Company, $.001 par value per share.

H. “Company” shall mean AirTran Holdings, Inc., a Nevada corporation.

I. “Covered Employee” shall mean a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitations of Code Section 162(m) are applicable to the Company and any reliance period under Code Section 162(m) has expired.

J. “Disability” shall mean the permanent and total inability by reason of mental or physical infirmity or both, of a Participant to perform the work customarily assigned to him. Additionally, a medical doctor, selected or approved by the Board must advise the Board that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of Participant’s lifetime. If the Company secures an “own occupation” disability policy to cover a Participant, such definition in the policy shall be deemed to control..  The date of any Disability shall be deemed to be the day following the last day the Participant performed services for the Company.

K. “Effective Date” shall have the meaning set forth in Section 2 hereof.

L. “Employee” shall mean any employee of the Company or its Parent or any Subsidiary, including officers or directors of the Company or its Parent or any Subsidiary who are employees of the Company or its Parent or any Subsidiary.

M. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

N. “Fair Market Value” shall mean the fair market value of a share of Common Stock on a particular date determined as follows.  In the event the Company's Common Stock is listed upon an established stock exchange, Fair Market Value shall be deemed to be the closing price of the Company's Common Stock on such stock exchange on such date or, if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, the Fair Market Value shall be determined as such price for the next preceding day upon which a sale shall have occurred. In the event the Company's Common Stock is not listed upon an established exchange, the Fair Market Value on such date shall be determined by the Committee.

O. “Immediate Family Member” shall mean, as to any Restricted Person, the spouse, domestic partner, children or grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law (including, in each case, adopted, step and legalized relationships) of any such Restricted Person.

P. “Incentive Stock Option” or “ISO” shall mean any Option under this Plan which is intended to be an incentive stock option under Code Section 422.

Q. “Non-Employee Directors” shall mean members of the Company's Board who (i) are not current employees of the Company, (ii) are not former employees of the Company currently receiving compensation for prior services (other than pursuant to a tax qualified retirement plan), (iii) have not been an officer of the Company and (iv) do not receive remuneration, directly or indirectly, from the Company in any capacity other than as a member of the Board.

R. “Non-Employees” shall mean any consultant or other independent contractor providing bona fide services to the Company or a member of the Board who is not an employee of the Company.

S. “Non-Qualified Stock Option” or “NQSO” shall mean any Option granted under this Plan which is not intended to qualify as an incentive stock option under Code Section 422.

T. “Option” shall mean a stock option, whether an ISO or NQSO, granted under Section 7 hereof.

U. “Option Price” shall mean the purchase price of a Share of Common Stock under an Option.

V. “Other Stock-Based Award” shall mean a right, granted to a Participant under Section 11 hereof, that relates to or is valued by reference to Stock or other Awards relating to Stock.

W. “Parent” shall mean any corporation which at the time qualifies as a parent of the Company under the definition of “parent corporation” contained in Code Section 424(e).

X. “Participant” shall mean an Employee or Non-Employee to whom an Award is granted under the Plan.

Y. “Performance Share Award” shall mean a right granted to a Participant under Section 9 hereof, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

Z. “Person” means any individual, corporation, partnership, trust, joint venture or other legal entity holding, or acquiring, Voting Stock of the Company.

AA. “Plan” shall mean the AirTran Holdings, Inc. Long-Term Incentive Plan, as amended from time to time.

BB. “Related Person” means, with respect to any Person, any other Person owning (a) 5% or more of the outstanding Common Stock of such Person; or (b) 5% or more of the Voting Stock of such Person.

CC. “Restricted Person” means an executive officer under Rule 3b-7 of the Exchange Act, a Person who is an “officer” under Rule 16a-1(f) of the Exchange Act but not otherwise an executive officer under Rule 3b-7, a director of the Company, or such other individuals or classes of Participants as designated by the Board in its discretion.

DD. “Restricted Stock Award” shall mean Stock granted to a Participant under Section 10 hereof that is subject to certain restrictions and to risk of forfeiture.

EE. “SAR” or “Stock Appreciation Right” shall mean an award as set forth in Section 8 hereof.

FF. “SEC” shall mean the Securities and Exchange Commission.

GG. “Shares” shall represent the shares of Common Stock in the Company that may be acquired by exercise of Options or other Awards granted hereunder.

HH. “Securities Act” means the Securities Act of 1933, as amended from time to time.

II. “Stock” shall mean the Common Stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 13 hereof.

JJ. “Subsidiary” shall mean any corporation, limited liability company, partnership or other entity of which a majority of the outstanding Voting Stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Code Section 424(f).

KK. “Voting Stock” means any equity security or series of equity securities, issued by the Company which are entitled to vote for members of the Board.

Section 4. Administration.  The Plan shall be administered by a Committee (the “Committee”) consisting of not less than two members all of whom shall be Non-Employee Directors.

A. Committee Appointment and Membership.  The Committee shall be appointed by the Board from its membership.  Unless and until such time as another committee is appointed, the Compensation Committee of the Board (or, if such committee ceases to exist or qualify under the Plan, by those members of the Board who are independent within the meaning of the listing requirements of the New York Stock Exchange or, if the Company’s common stock is not then listed on such exchange, on the principal stock exchange on which the Company’s common stock is then listed) shall serve as the Committee.  The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto.  Vacancies on the Committee, however caused, shall be filled by the Board.

B. Certain Service Disqualifications.  Except as provided in Section 6, members of the Committee shall not include any person who, during the one (1) year preceding the date on which such member is first appointed to the Committee and during the time he serves on the Committee, has been granted or awarded equity securities or options therefor under this Plan or any other plan of the Company or any of its affiliates.

C. Interpretation and Authority; Certain Enumerated Powers.  The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make such other determinations and take such other action as it deems necessary or desirable for the administration of the Plan and the protection of the Company except as otherwise reserved to the Board or the stockholders of the Company.  Without limiting the generality of the foregoing, the Committee, in its discretion, may treat all or any part of any period during which a Participant is on military duty or on an approved leave of absence from the Company as a period of employment of such Participant by the Company for purposes of accrual of his rights under his Award.  In addition, subject to the terms of the Plan, the Committee shall have the specific authority to take the following actions:

(i)	Designate Participants;

(ii)	Grant Awards;

(iii)	Determine the type or types of Awards to be granted to each Participant;

(iv)	Determine the number of Awards to be granted and the number of shares of Stock to which an Award shall relate;

(v)
Determine the terms and conditions of any Award granted under the Plan, including but not limited to the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse or forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion shall determine;

(vi)
Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

(vii)	Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(viii)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(ix)	Decide all other matters that must be determined in connection with an Award;

(x)
Require a minimum holding period between the grant and exercise of any Option or other Award, determine that the Awards granted to a Participant may be exercised only in installments and specify such conditions precedent or subsequent to the exercise or vesting of any Award as the Committee may deem advisable;

(xi)	Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(xii)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(xiii)	Amend the Plan or, with the consent of any adversely affected Participant, any Award Agreement.

Notwithstanding the foregoing, during any period in which the Compensation Committee of the Board is not serving as the Committee, the authority of the Committee with respect to the matters described in clauses (i) through (iv) of this Section 4(C) shall be limited to making recommendations to such Compensation Committee, and the final determinations with respect to such matters shall be made by the Compensation Committee.

D. Certain Enumerated Limitations.  In addition to the other limitations set forth in the Plan, the Company shall not cancel any Award, and in consideration therefor issue to the Participant a new Award for any equivalent or lesser number of Shares, and at a lesser exercise price.

E. Exculpation for Good Faith Actions.  No member of the Committee shall be liable for any action taken or omitted or determination made in good faith with respect to the Plan or any Award granted under the Plan.

F. Binding Authority.  Any interpretation, determination or other action made or taken by the Committee (or the Compensation Committee of the Board as described above) with respect to the Plan, any Awards granted under the Plan, and any Award Agreements applicable to such Awards shall be final, binding and conclusive on all parties.

G. Discretionary Action Committee.  Notwithstanding anything in this Plan to the contrary, and, among other things, in order to facilitate and allow the Company’s timely response in hiring and promoting key personnel, the Board may, at any time and from time to time, with respect to this Plan establish a committee (the “Discretionary Action Committee”) consisting of not more than two (2) members of the Board who also may be Employees of the Company.  Members of the Discretionary Action Committee shall serve at the pleasure of the Board, which shall have the power at any time to remove members from the Discretionary Action Committee.  The Discretionary Action Committee shall have the authority, without the necessity of obtaining the Compensation Committee approval described in Section 4(C), to grant Awards of Non-Qualified Stock Options, Restricted Stock, Performance Shares, Stock Appreciation Rights or other Stock-Based Awards to any Employee or in connection with the anticipated employment of any Person as an Employee so long as such Participant neither is a Restricted Person, nor upon initial employment will be a Restricted Person, the Award is not made in connection with or in anticipation of the Participant becoming a Restricted Person, and the Participant is not an Immediate Family Member of any Restricted Person.  The maximum number of Awards that in any fiscal year may be granted by the Discretionary Action Committee pursuant to this power shall in no event exceed either 75,000 Non-Qualified Stock Options, shares of Restricted Stock, Performance Shares, Stock Appreciation Rights or other Stock-Based Awards in the aggregate, to all Participants or 15,000 Non-Qualified Stock Options, shares of Restricted Stock, Performance Shares, Stock Appreciation Rights or other Stock-Based Awards in the aggregate, to any individual Participant, or such lesser amounts as may be fixed from time to time by the Board (or the Compensation Committee acting pursuant to delegated authority from the Board).  Where Awards are a variable amount, the foregoing limits shall be calculated utilizing the maximum number of shares that may be issued pursuant to any such variable Award.  The Board (or the Compensation Committee acting pursuant to delegated authority from the Board) may, in its sole discretion, require that Awards made by the Discretionary Action Committee contain a minimum vesting schedule and other terms and conditions.  If there is more than one member of the Discretionary Action Committee, each member shall constitute a quorum and have the authority to grant Awards as provided pursuant to this Section 4(F).  The Discretionary Action Committee shall quarterly or at such other intervals as the Board (or the Compensation Committee acting pursuant to delegated authority from the Board) prescribes in its sole discretion, provide to the Compensation Committee of the Board (or such other delegate as it may designate) a summary of all Awards made by it pursuant to this Section 4(F).  All further administration of Awards shall be left to the Board or Compensation Committee as provided in this Section 4.

Section 5. Shares Subject to Plan.

A. Authorized Shares.  Subject to adjustment as provided in Section 13 hereof, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 13,500,000 shares.  No separate limit shall apply to ISOs or to Awards other than Options.  As a result, the number of ISOs that may be granted under this Plan shall not exceed 13,500,000 and the number of Awards (other than Options) that may be granted under this Plan shall not exceed 13,500,000.  However, the aggregate number of Options (including exercised Options) plus Awards (other than Options) that may be outstanding at any one time under the Plan shall not exceed 13,500,000.  The maximum number of Options or Stock Appreciation Rights that may be granted to any one Employee in any calendar year shall not exceed 1,500,000.

B. Lapsed Awards.  To the extent that an Award is canceled, terminates, expires, is forfeited, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.  In addition, shares subject to other Awards settled in cash (if any) will be available for the grant of an Award under the Plan.  Substitute Awards issued in the course of acquisition of another company shall also be excluded in determining the number of Options or Awards outstanding.  If the Option Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (whether by actual delivery, by attestation or by the withholding of shares issued on exercise of the Option), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

C. Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

Section 6. Eligibility.  Awards may be granted to those Employees and Non-Employees selected by the Committee (or by the Discretionary Action Committee pursuant to Section 4(F)) in its sole discretion from time to time who have and exercise key management functions for the Company or who discharge other responsibilities important to the success of the Company.  Notwithstanding anything to the contrary in this Plan, an Award may be granted to a director who is a member of the Committee if otherwise exempt from Section 16(b) of the Securities Exchange Act of 1934 pursuant to Regulation Section 240.16b-3, SEC interpretations thereof or any subsequently promulgated rule or regulation.  The granting of an Award to any Participant shall neither entitle such Participant to, nor disqualify such Participant from, participation in any future Awards.

Section 7. Stock Options.

A. Grant of Options.  The Committee shall have the authority, subject to the terms of the Plan, to:  (a) determine and designate from time to time those Employees and Non-Employees to whom Options are to be granted; (b) determine the number of Shares subject to each Option; (c) determine the duration of the exercise period for any Option; (d) determine the conditions to be met (if any) prior to the exercisability of any Options; (e) determine that the Options granted to a Participant may be exercised only in installments; and (f) specify such other terms and conditions of each Option as the Committee in its sole discretion deems advisable.  The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee.

B. Terms and Conditions of Options.  Each Option shall be evidenced by an Award Agreement which shall contain such terms and conditions consistent with the provisions of the Plan as may be approved by the Committee.  Each such Award Agreement shall state whether the Option evidenced thereby is intended to be an ISO or an NQSO. Each Option granted under the Plan shall be subject to such terms and conditions as applicable to such option type and set forth in this Section 7:

C. Terms of ISOs. ISOs granted hereunder shall be subject to the terms and conditions contained in Section 7(C)(i)-(viii) below and to such other terms and conditions as the Committee may deem appropriate; provided, however, that no Option that is intended to qualify as an ISO shall be subject to any condition that is inconsistent with the provisions of Code Section 422(b). In the event that any condition imposed hereunder on an Option intended to qualify as an ISO is at any time determined by the Internal Revenue Service or a court of competent jurisdiction to be inconsistent with Code Section 422, then such Option shall be deemed to have been granted without such condition and such Option shall continue in effect under such remaining terms and conditions as may be applicable as if the invalid condition had not been included.

(i)
Option Period. Each ISO Award Agreement shall specify the period during which the ISO thereunder is exercisable (which shall not exceed ten (10) years from the date of grant) and shall provide that the ISO shall expire at the end of such period.

(ii)
Option Price. The Option Price per share shall be determined by the Committee at the time any ISO is granted and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the day that the ISO is granted. Such price shall be subject to adjustment as provided in Section 13.

(iii)
Ten Percent Stockholders. ISOs shall not be granted to any Employee who, immediately before the ISO is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary; provided, however, that this prohibition shall not apply if at the time such ISO is granted the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock and such ISO is not exercisable after the expiration of five (5) years from the date such ISO is granted.

(iv)
Limit on Incentive Stock Options. To the extent the aggregate Fair Market Value of the shares (valued at the time of grant in accordance with Section 7(C)(ii) above) with respect to which ISOs (determined without regard to this Section 7(C)(iv)) are exercisable for the first time by any individual during any calendar year (under all incentive stock option plans of the Company and any Parent and Subsidiary) exceeds $100,000, such ISOs in excess of $100,000 shall be treated as Options which are NQSOs. This Section 7(C)(iv) shall be applied by taking ISOs into account in the order in which they were granted.

(v)
Termination of Employment Other Than as a Result of Death or Disability. Except as otherwise provided in Section 12(K) hereof, an ISO of any Participant who shall cease to be an Employee other than as a result of his death or Disability shall be exercisable only to the extent exercisable on the date of termination of employment (i.e., to the extent vested) and must be exercised on or before the Option expiration date specified in the applicable Award Agreement but in no event later than the date that is three (3) months following the date of termination of employment unless the Committee shall have approved the treatment of such ISO as a NQSO prior to the date of such termination in which event such option shall expire upon (I) the earlier of its stated term or the date that is one (1) year after the date of termination of employment or (II) such earlier date as the Committee shall specify.  To the extent any ISO is not exercisable on the date of termination of employment, (i.e., to the extent not vested) such ISO shall terminate on the date of termination of employment unless the Committee shall have approved the treatment of such ISO as a NQSO prior to the date of such termination in which event such option shall expire upon (I) the earlier of its stated term or the date that is one (1) year after the date of termination of employment or (II) such earlier date as the Committee shall specify.  To the extent any ISO is not exercised within the time period provided, such ISO shall terminate as of the date of expiration of such time period. Nothing in the Plan shall be construed as imposing any obligation on the Company to continue the employment of any Participant or shall interfere or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

(vi)
Termination of Employment as a Result of Death or Disability. In the event of the death or Disability of the Participant while employed by Company, the personal representative of the Participant (in the event of his death) or the Participant or the Participant’s legal guardian (in the event of his Disability) may, subject to the provisions hereof and before the date (the “Option Termination Date”) specified in the ISO Award Agreement, which date is not later than the earlier of the ISOs expiration date or the expiration of one (1) year after the date of such death or Disability, exercise the ISO granted to such Participant to the same extent the Participant might have exercised such ISO on the date of his death or Disability, but, unless otherwise provided in the ISO Award Agreement, not further or otherwise. To the extent any ISO is not, and does not in accordance with the terms of the Award Agreement become, exercisable as of the date of the death or Disability of a Participant, such ISO shall terminate on the date of death or Disability. To the extent any ISO is not exercised within the time period provided, such ISO shall terminate as of the date of expiration of such time period.

(vii)
Period to Exercise Option. Any ISO granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it shall have then become exercisable. An ISO granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an ISO or ISOs exercisable after satisfaction of certain conditions or in more than one installment, and if the employment of a Participant holding such ISO is terminated, then unless the ISO Award Agreement provides otherwise, the ISO shall be exercisable in accordance with the terms of Section 7(C)(v) or Section 7(C)(vi) only as to such number of shares as to which the Participant had the right to exercise the ISO on the date of termination of employment.

(viii)	Grants to Employees Only. An ISO may be granted only to a person who is an Employee.

D. Terms of NQSOs.  NQSOs granted hereunder shall be subject to the terms and conditions contained in Section 7(D)(i)-(iii) below, other applicable provisions of this Plan and to such other terms and conditions as the Committee may deem appropriate.

(i)
Option Period.  Each NQSO Option Agreement shall specify the period during which the Option thereunder is exercisable (which shall not exceed ten (10) years from the date of grant) and shall provide that the NQSO shall expire at the end of such period.

(ii)
Option Price.  The Option Price per Share shall be determined by the Committee at the time any NQSO is granted.  The Option Price per Share shall not, in any event, be less than the Fair Market Value of a share of the Common Stock on the day the NQSO is granted, other than with respect to Options which the Company has (X) granted prior to January 23, 2002, or (Y) which the Company is contractually obligated to issue under collective bargaining agreements entered into prior to October 3, 2004, respectively, at an Option Price which was, or will be less than Fair Market Value as of the date of grant.  Such price shall be subject to adjustment as provided in Section 13.

(iii)
Period to Exercise Option.  Any NQSO granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of Shares with respect to which it shall have then become exercisable.  An NQSO granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an Option exercisable after satisfaction of certain conditions or in more than one installment, and if the employment or engagement (as an independent contractor, Board member or otherwise) of a Participant holding such Option is terminated, then unless the Option Agreement provides otherwise, the Option shall be exercisable only as to such number of Shares as to which the Participant had the right to exercise the Option on the date of termination.

E. Exercise of Option.  The exercise of any Option under the Plan shall be subject to the provisions of Section 7(E)(i) and Section 7(E)(ii) below and other applicable provisions of this Plan.

(i)
Method of Exercising Option. Any Option granted hereunder or any portion thereof (in whole Shares only) may be exercised by the Participant by (a) delivering to the Company at its main office (attention its Secretary, Assistant Secretary or Chief Financial Officer) written notice which shall set forth the Participant's election to exercise a portion or all of his Option, the number of Shares with respect to which the Option rights are being exercised, and such other representations and agreements as may be required by the Company to comply with applicable securities laws to which the Company is subject, and (b) paying in full the Option Price of the Shares purchased. Upon receipt of such notice and payment, the Company shall issue and deliver to the Participant a certificate for the number of Shares with respect to which Options were so exercised. In the Award Agreement, the Committee may require the exercise of Options by any Participant to comply with the requirements of the SEC.

(ii)
Payment of Option Price. The Option Price of the Shares as to which an Option is exercised shall be paid in full to the Company at the time of exercise or, if permitted by the Company, at the time of settlement if Company securities are being sold in one or more contemporaneous transactions with contemporaneous settlement dates. The payment may be made either in cash or its equivalent or, where permitted by law and approved by the Committee in its sole discretion: (a) by delivery of a promissory note on terms and conditions acceptable to the Committee; (b) by cancellation of indebtedness of the Company to the Participant; (c) by surrender of shares of Common Stock of the Company having a Fair Market Value equal to the exercise price of the Option; (d) by instructing the Company to withhold shares otherwise issuable pursuant to an exercise of an Option having a Fair Market Value equal to the exercise price of the Option (including withheld shares); (e) by offset against compensation due or accrued to the Participant for services rendered; or (f) by any other means approved by the Committee. Participants who are not Employees shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares so purchased. Notwithstanding anything to the contrary above, the Committee, in its discretion, may suspend or terminate the right of Participants to pay in a form other than cash or other than at the time of settlement should the Committee deem such action to be in the best interests of the Company.

Section 8. Stock Appreciation Rights.  The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

A. Right to Payment.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive in shares of Stock, (i) the excess, if any, of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date the Stock Appreciation Right is granted, with the result multiplied by (ii) the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

B. Other Terms.  All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. Subject to the provisions of Section 8(A) above, the terms, date(s) and methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award (so long as such terms and conditions do not cause such Stock Appreciation Rights to become deferred compensation as defined by Code Section 409A), and shall be reflected in the Award Agreement, provided that no Stock Appreciation Rights shall have a term of more than ten (10) years.

Section 9. Performance Shares.  The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be determined by the Committee.  The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant.  All Awards of Performance Shares shall be evidenced by an Award Agreement.

A. Right to Payment.  A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter.  The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

B. Other Terms.  Performance Shares shall be payable in Stock, and have such other terms and conditions (including, without limitation, dates and methods of exercise) as determined by the Committee and reflected in the Award Agreement.  Such terms and conditions shall not cause such Performance Shares to become deferred compensation as defined by Code Section 409A or, to the extent such Performance Shares become deferred compensation, such terms and conditions shall comply with the requirements of Code Section 409A.  At the time of granting the Award, the Committee, in the Award Agreement or by other Plan rules, shall determine the performance factors applicable to the number of Performance Shares to be earned as set forth below and the period over which performance will be measured.  The performance factors selected by the Committee in respect of Performance Shares shall be based on any one or more of the following: total shareholder return; return on equity, assets, capital or investment; operating, pre-tax or after-tax profit levels expressed in either absolute dollars, earnings per share or increases of the same; revenues or revenue growth; Stock price; cash flow; economic or cash value added; results of customer satisfaction surveys; and other measures of performance, quality, safety, productivity or process improvement, provided that any Performance Share granted to a Participant who is not and is not expected to become a Covered Employee shall also comply with Section 12(J) hereof.  Such performance goals may be determined solely by reference to the performance of the Company, its Parent (if any), a Subsidiary of the Company, or a division or unit of any of the foregoing, or based on comparisons of any of the performance measures relative to other companies.  These factors may have a minimum performance standard below which no amount will be paid, a target performance standard and a maximum performance standard above which no additional payments will be made.  The Committee shall have the ability to adjust awards for extraordinary events to the extent permitted by Code Section 409A.The applicable performance period shall not exceed ten (10) years.  Performance-based awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis; provided that any election to defer receipt of any payment with respect to a performance-based award shall be made not later than six months prior to the end of the applicable performance period or such earlier date as may be necessary to comply with the requirements of Code Section 409A.

Section 10. Restricted Stock Awards.  The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be determined by the Committee.  All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

A. Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals, lapse of time or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

B. Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

C. Certificates for Restricted Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

Section 11. Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law (including, without limitation, compliance with the requirements of Code Section 409A), to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries.  The Committee shall determine the terms and conditions of such Awards.

Section 12. General Provisions Applicable to Awards.

A. Stand-Alone, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee and to the extent permitted by the applicable terms of Code Sections 409A and 422, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan.  If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award.  Awards granted in addition to or in tandem with other Awards (to the extent otherwise permitted) may be granted either at the same time as or at a different time from the grant of such other Awards.

B. Term of Award.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

C. Form of Payment for Awards.  Subject to the terms of the Plan and any applicable law (including, without limitation, compliance with the requirements of Code Section 409A and 422) or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

D. Limits on Transfer.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation or liability of such Participant to any other party other than the Company or a Parent or Subsidiary.  No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

E. Beneficiaries.  Notwithstanding Section 12(D) hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death.  A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

F. Stock Certificates.  All Stock issuable under the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded.  The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

G. Acceleration Upon Death or Disability.  To the extent provided in a Participant's Award Agreement, upon the Participant's death or Disability while serving as an Employee or Non-Employee, all outstanding Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.  Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7(C)(iv), the excess Options shall be deemed to be Non-Qualified Stock Options.

H. Acceleration.  Whether or not a Change of Control shall have occurred, the Committee may in its sole discretion (but only to the extent permitted by Code Section 409A or 422) at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare.  The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 12(H).

I. Effect of Acceleration.  If an Award is accelerated under Section 12(H), the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that, to the extent permitted by the terms of the Plan and Code Section 409A, the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing.  The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

J. Performance Goals and Covered Employees.  In order to preserve the deductibility of an Award under Code Section 162(m), the Committee may determine that any Award granted pursuant to this Plan to a Participant who is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above.  If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)), and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal.  Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee (or its designee) in each case that the performance goals and any other material conditions were satisfied.  The maximum dollar amount of cash compensation that may be paid to a Covered Employee during a calendar year as a result of any Awards under this Agreement shall not exceed $3,000,000.  The maximum number of shares underlying Awards (other than Options or Stock Appreciation Rights) which can be awarded to any Covered Employee during a calendar year shall not exceed 750,000.

K. Termination of Employment.  Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive.  A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the Company to its Parent or one of its Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from a Subsidiary to another Subsidiary, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or other disposition of the Participant's employer from the Company or its Parent or any Subsidiary.  To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, the Parent or a Subsidiary for purposes of Code Section 424(f), the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

L. Loan Provisions.  To the extent prohibited by law, the Company shall not make, guarantee or, arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder.

M. No Fractional Shares.  Notwithstanding anything herein to the contrary, no fractional Shares may be issued under the Plan.

N. Minimum Vesting Requirement.  Subject to the other provisions of this Plan, each Award shall provide: (i) in the case of an Award whose normal vesting criteria is based on the passage of time, that such Award shall vest not earlier than ratably over a three (3) year period from the date of the Award Agreement, (ii) in the case of an Award whose normal vesting criteria is based on performance criteria that such Award shall not vest earlier than one (1) year from the first to occur of the date of the Award Agreement or the achievement or satisfaction of the performance criteria; provided, however, that the limitations imposed by clauses (i) and (ii) above shall not apply to:

(1) Awards to Non-Employees;

(2) Awards made prior to the date of approval of the Fourth Amended and Restated Long Term Incentive Plan by the stockholders of the Company;

(3) Awards to Employees for up to ten percent (10%) of the Shares authorized under the Plan without any reduction for Awards made prior to the date of approval of the Fourth Amended and Restated Long Term Incentive Plan by the stockholders of the Company;

(4) Awards made where the remaining life of the Plan would be less than three (3) years, in the case of time-based Awards, or one (1) year in the case of performance-based Awards.

(5) Vesting (or the acceleration of vesting) of Awards pursuant to other provisions of the Plan, including upon or in connection with death, disability, retirement, Change of Control or other extraordinary events as determined by the Committee pursuant to Section 12(H).

Where an Award Agreement provides for both time and performance based vesting for the same Award, the relative vesting requirements set forth above shall apply depending on the applicable vesting criteria.

Awards subject to the limitations of clause (i) or clause (ii) of this Section 12(N) shall not be subject to acceleration of vesting, except as permitted under the other provisions of this Section or under other provisions of this Plan, including Section 12(H).  The exemptions provided under clauses (1) – (5) above to the minimum vesting requirements imposed by clause (i) and clause (ii) of this Section 12(N) shall be cumulative and not exclusive of any other exemptions and the Company shall be permitted to classify an Award under the foregoing exemptions (or under other exemptions provided by other provisions of this Plan) at any time and from time to time in any manner which exempts an Award from the limitations of this Section 12(N).

Section 13. Capital Adjustments.  In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limit under Section 5(A) shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include:  (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable.  Any such adjustments with respect to Options shall be made consistently with the applicable requirements of Code Sections 409A and 424(a) (whether such Option is an ISO or an NQSO).  Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limit under Section 5(A) shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

Section 14. Reservation of Shares.  The Company, during the term of any Awards granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Awards granted under the Plan.  If, in the opinion of the Company's counsel, the issuance or sale of any Shares hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary for such issuance or sale, the Company shall not be obligated to issue or sell any Shares or Stock.

Section 15. Securities Laws.  Upon the exercise of an Option or other Award granting a Participant shares of Stock at a time when there is not in effect under the Securities Act, a current registration statement relating to the Shares to be received upon such exercise, the Participant shall represent and warrant in writing to the Company that the Shares purchased are being acquired for investment and not with a view to the distribution thereof and shall agree to the imposition of a legend on the certificate or certificates representing said Shares or on any direct registration registry or other book entry registry in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws:

This share certificate and the Shares represented hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), nor under the securities laws of any state and shall not be transferred at any time in the absence of (i) an effective registration statement under the Act and any other applicable state law with respect to such Shares at such time; or (ii) an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer at such time will not violate the Securities Act or any applicable state securities laws; or (iii) a “no action” letter from the Securities and Exchange Commission and a comparable ruling from any applicable state agency with respect to such state's securities laws.

No Shares shall be issued or sold upon the exercise of any Option or other Award unless and until (i) the full amount of the purchase price has been paid as provided in the Award Agreement for such Award or as permitted pursuant to this Plan and (ii) the then applicable requirements of the Securities Act, the applicable securities laws of any other jurisdiction, as any of the same may be amended, the rules and regulations of the SEC and any other regulations of any securities exchange on which the Shares may be listed shall have been fully complied with and satisfied.

Section 16. No Rights As Stockholders.  A Participant shall not have any rights as a stockholder with respect to any Shares covered by any Option granted hereunder until (i) the issuance of a certificate for such Shares, or (ii) the registration of such Shares pursuant to a direct registration system or other form of book entry registration.  No adjustment shall be made on the issuance of a share certificate to a Participant or the registration of such Shares pursuant to a direct registration system or other form of book entry registration as to any distributions or other rights for which the record date occurred prior to the date of issuance of such certificate or the registration of such Shares pursuant to a direct registration system or other form of book entry registration.

Section 17. No Rights to Awards.  No Participant or any eligible individual shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible individuals uniformly.

Section 18. No Right to Continued Service.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or the Parent or any Subsidiary to terminate any Participant's employment or status as an officer, director, consultant or independent contractor at any time, nor confer upon any Participant any right to continue as an employee, officer, director, consultant or independent contractor of the Company or the Parent or any Subsidiary.

Section 19. Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or the Parent or any Subsidiary.

Section 20. Withholding.  The Company or the Parent or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA and FUTA obligations) required by law to be withheld with respect to any taxable event arising as a result of the Plan.  With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes and to the extent permitted by Code Section 409A.

Section 21. Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or the Parent or any Subsidiary unless provided otherwise in such other plan.

Section 22. Indemnification and Exculpation.  Each person who is or shall have been a member of the Board or of the Committee or any other committee authorized under this Plan shall be indemnified and held harmless by the Company against and from any and all loss, costs, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any obligation that the Company may have to indemnify him or hold him harmless.  Each member of the Board or of the Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself.  In no event shall any person who is or shall have been a member of the Board or of the Committee, or any other committee authorized under this Plan, or an officer or employee of the Company, be held liable for any determination made, or other action taken, or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken, or any omission to act, when any such determination, action or omission is made in good faith.

Section 23. Use of Proceeds.  Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

Section 24. Expenses.  The expenses of administering the Plan shall be borne by the Company and its Parent or Subsidiaries.

Section 25. Amendment and Discontinuance.  The Board of the Company or the Committee, pursuant to delegated authority, may suspend, amend or terminate the Plan in any respect at any time without stockholder approval, but it may condition any such action on the approval of the Company’s stockholders (or any requisite vote thereof) if such approval is necessary or advisable, including under tax, securities, or other applicable laws, policies or regulations; and the Board or Committee may suspend, amend or terminate any outstanding Award without the approval of the Participant except that (A) an amendment or termination may not, without the Participant’s consent, reduce or diminish the value of the Award determined as if such Award had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination, and, (B) without the prior approval of the holders of a majority of the Company’s common stock: (i) the total number of Shares that may be optioned and sold under the Plan may not be increased (except by adjustment pursuant to Section 13); (ii) the expiration date of the Plan may not be extended; and (iii) the class or persons eligible to participate in the Plan may not be changed.

Section 26. Additional Provisions.  Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

Section 27. Governing Law; Government and Other Regulations.  Except as the same may be governed by the Code and any applicable federal securities laws, the Plan and any Options or other Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Nevada.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register under the Securities Act, or any state securities act, any of the shares of Stock issued in connection with the Plan.  The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the Securities Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

Section 28. General.  The granting of an Award shall impose no obligation upon the Participant to exercise such Award.  As herein used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders, unless the context or use shall fairly require a different construction.  Section or paragraph headings are employed herein solely for convenience of reference, and such headings shall not affect the validity, meaning or enforceability of any provision of the Plan.  All references herein to “Section,” “paragraph” or “subparagraph” shall mean the appropriately numbered Section, paragraph or subparagraph of the Plan except where reference is made to the Code or any other specified law or instrument.  Any reference herein to compliance with the requirements of Code Sections 409A or 422 or to the extent permitted by Code Sections 409A or 422 or words of similar import shall be interpreted to mean:  (i) in the case of any reference to Code Section 409A, application of the terms of the Plan or any Award or administration of the Plan or any Award, as the case may be, in such a manner that no additional income tax is imposed on a Participant pursuant to Code Section 409A(1)(a); and (ii) in the case of any reference to Code Section 422, application of the terms of the Plan or any Award or administration of the Plan or any Award, as the case may be, in such a manner that no Option that was at time of grant intended to constitute an ISO ceases to meet the eligibility criteria of Code Section 422.

AS APPROVED BY THE BOARD OF DIRECTORS OF AIRTRAN HOLDINGS, INC. ON [●] [●], 2009.